                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                _______________


               Date of Report (Date of earliest event reported):
                                January 14, 1994



                          CAPITAL HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)




        Delaware                      1-6701             51-0108922
(State or other jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)        Identification No.)


400 West Market Street, Louisville, Kentucky         40202
(Address of principal executive offices)           (Zip Code)

                                 (502) 560-2000
              (Registrant's telephone number, including area code)



                                 Not Applicable
         (Former name or former address, if changed since last report)



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       Item 7.    Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

       (c)  Exhibits.
            --------

            The following exhibits relating to Capital Holding Corporation's (the "Company") Medium-Term Notes, Series D (the "Notes"), to be issued under the Indenture dated as of January 1, 1994, between the Company and Morgan Guaranty Trust Company of New York, as Trustee, are filed herewith:

            (1) Distribution Agreement, dated January 14, 1994, among the Company, Goldman, Sachs & Co., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

            (4.1) Forms of Fixed Rate Note and Floating Rate Note.

            (4.2) Paying, Calculation and Issuing Agent Appointment Letter,
                  dated January 14, 1994, between the Company and Morgan Guaranty Trust Company of New York.

            (4.3) Letter of Representations, dated January 14, 1994, among the
                  Company, Morgan Guaranty Trust Company of New York and The Depository Trust Company.

                                      -2-
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                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Dated:  January 14, 1994



                                         CAPITAL HOLDING CORPORATION



                                         By: /s/ Sherry F. Hardy
                                            ----------------------------
                                            Sherry F. Hardy
                                            Assistant General Counsel

EXHIBIT                                                                   PAGE
NUMBER                        EXHIBIT INDEX                               NUMBER
- -------                       -------------                               ------

  (1) Distribution Agreement, dated January 14, 1994, among the Company, Goldman, Sachs & Co., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  (4.1)        Forms of Fixed Rate Note and Floating Rate Note.

  (4.2) Paying, Calculation and Issuing Agent Appointment Letter, dated January 14, 1994, between the Company and Morgan Guaranty Trust Company of New York.

  (4.3) Letter of Representations, dated January 14, 1994, among the Company, Morgan Guaranty Trust Company of New York and The Depository Trust Company.